CAPITAL ADVISORS
                                  GROWTH FUND

                      (CAPITAL ADVISORS GROWTH FUND LOGO)

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 2002

July 12, 2002

Dear Shareholder:

After a strong end to a difficult year in the fourth quarter of 2001, the stock market resumed its decline in the first half of 2002. A summary of the Fund's investment performance for various holding periods since it's inception on December 31, 1999 breaks down as follows:

                      CAPITAL ADVISORS   RUSSELL 1000
PERIOD                  GROWTH FUND      GROWTH INDEX     S&P 500     NASDAQ
------                ----------------   ------------     -------     ------
Second Qtr. 2002          (17.57%)         (18.84%)      (13.37%)    (20.63%)
Year-To-Date (6/30)       (22.53%)         (21.09%)      (13.14%)    (24.84%)
Nine Months (6/30)          0.10%           (9.33%)       (3.87%)     (2.12%)
One Year (6/30)           (29.16%)         (27.08%)      (17.99%)    (32.06%)
Since Inception           (49.10%)         (51.78%)      (30.39%)    (63.78%)

As the table above can attest, U.S. stocks have been in a secular bear market since the spring of 2000. The only bear markets of comparable scale in the last 30 years occurred in 1973-74, and 1987. Only time will tell the ultimate
outcome of the current bear market, but it is comforting to recognize the   fact
that had one bought into the S&P 500 stock index at the top of each of those previous bull markets, and held on through the bottom of the current of bear market, one would have had the opportunity to achieve a double-digit average annualized total return in both holding periods. From the high in December 1972 through June 30, 2002, the S&P 500 returned 11.2% annually including reinvested dividends. Measured from the high in August 1987 through June 30, 2002 total returns averaged 10.3% annually.

The clear message from the above data is that stocks can still build wealth over the long-term, even if one is unfortunate enough to buy high and sell low. But one has to stay invested!

Trading activity in the Fund has been higher than normal in recent months, as we have repositioned the Fund to take advantage of many dislocations in the broad stock market averages. The stock prices of dominant industry leaders have dropped just as severely as the also-rans with whom they often compete, affording the Fund an opportunity to buy several world-class companies at very favorable prices.

Recent additions to the Fund include biotech bellwether AMGEN, defense contractors GENERAL DYNAMICS, LOCKHEED-MARTIN and NORTHROP GRUMMAN, healthcare service provider UNIVERSAL HEALTH SERVICES, and Internet auctioneer EBAY, which we believe is executing upon one of the most exciting business models in history. The Fund holds more 800-pound gorillas today than at any time since its inception. Relative to their competitors, we believe these dominant businesses have stronger balance sheets, broader distribution, greater brand equity, a larger installed base, and stronger, more fully established relationships with every element of the critical network of customers, creditors and suppliers.

Throughout the downturn, while many businesses went into survival mode, your companies maintained spending on research and development, information systems, manufacturing equipment, and selective acquisitions. When the cycle turns, we expect your companies will most likely be alone at the leading edge of their respective industries.

The recent changes to the portfolio have had a positive impact on performance thus far. Since the third quarter of 2001, the Fund outperformed the S&P 500 by
3.97 percentage points (up 0.10% for the Fund vs. down 3.87% for the S&P 500) through the end of the second quarter.

The ten largest holdings in the Fund as of June 30, 2002 were as follows:

SECURITY                 NO. SHARES   COST/SHARE   MARKET/SHARE    PORTFOLIO %
--------                 ----------   ----------   ------------    -----------
Microsoft                  15,000       $75.19        $54.70          6.70%
Constellation Brands       20,000        18.74         32.00          5.23
Williams-Sonoma            20,800        11.45         30.66          5.21
Johnson & Johnson          10,800        42.70         52.26          4.61
Ebay                        8,700        56.93         61.62          4.38
Pfizer                     13,800        38.45         35.08          3.94
Dell Computer              17,000        27.36         26.14          3.63
Marsh & McLennan            4,500        98.56         96.60          3.55
American Express           11,800        47.95         36.32          3.50
Harley-Davidson             8,000        49.98         51.27          3.35

Of the 35 common stocks held by the Fund as of June 30, 2002, the 10 largest holdings represented 44.10% of total assets.

It is sobering to realize that the telecommunications industry alone destroyed over $2 trillion in capital, and eliminated 500,000 jobs over the last three years. In the context of a $10 trillion U.S. economy, that is a staggering figure. Add in the bursting of the dot-com bubble, the terrorist attacks, and the fraudulent collapse of ENRON, ARTHUR ANDERSEN, QWEST, WORLDCOM and GLOBAL CROSSING, and it is a miracle our economy is still standing at all. However, not only is it still standing, the economy grew 6.1% in the first quarter of 2002. Recent Leading Economic Indicators (LEI) data is consistent with forecasts for 2.5% to 3.0% growth in the second half of the year. Corporate profits are up 20% from the lows reached in the middle quarters of 2001, and forecasted earnings for the S&P 500 for 2002 actually drifted higher in recent months, an unusual phenomenon even in the most robust of times.

These figures point to the unmatched depth and resilience of the unique form of capitalism we have practiced in this country for 226 years. The New York Times1<F1> recently pointed out that the average new American home has grown from 1,500 square feet to 2,200 square feet in a single generation. The average American family spends more than $2,000 a year on food from restaurants. The closet of the average American woman contains seven pairs of jeans, and who knows how many pairs of shoes. Nearly three-quarters of the new cars bought by Americans have cruise control and power locks, and there will soon be more cars in America than people. Americans altogether spend $40 billion a year on our lawns, an amount roughly equal to the entire federal tax revenue of India.

With 6% of the world's population, the U.S. accounts for more than 30% of its total economic production. Our nation employs three-quarters of the active Nobel laureates in economics and the sciences. We spend more on defense than the next 15 nations combined, but commit just 3% of GDP to do it. Americans are big earners. We're big spenders. We take risks, and bounce back from failure. And if you threaten us, we fight back hard and we fight to win.

In the words of Warren Buffett, "Betting against the United States hasn't worked for over 200 years." To be a long-term investor in U.S. stocks, one must believe in our country's ability to grow through the inevitable slumps that occur along the way. We've done it for 226 years so far. If you believe America's long-term expansion has a few years left, now is not the time to give up.

In our opinion, some of the world's finest companies - AMERICAN EXPRESS, CONSTELLATION BRANDS, DELL COMPUTER, HOME DEPOT, GOLDMAN SACHS, HARLEY-DAVIDSON, IBM, INTEL, JOHNSON & JOHNSON, MICROSOFT, PFIZER and WAL-MART, among many others
- are available today at better prices than at any time in the last half-dozen years. The Fund is buying them every chance it gets.

/s/Richard E. Minshall                  /s/Keith C. Goddard

Richard E. Minshall                     Keith C. Goddard, CFA
Chief Investment Officer                Portfolio Manager
Capital Advisors Growth Fund            Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.        Vice President, Capital Advisors, Inc.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Performance figures of the Fund and Indexes referenced represent past performance and are not indicative of future performance. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the initial investment.

The S&P 500, NASDAQ Composite and Russell 1000 Growth Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. Indices are not available for direct investment and do not incur expenses.

Fund holdings are subject to change at any time and are not recommendations to buy or sell any security. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

1<F1> The New York Times Magazine, "Why the U.S. Will Always Be Rich," David
      Brooks, 6/9/02.

The Leading Economic Indicators Index (LEI) is calculated by The Conference Board. The LEI represents a composite of economic statistics that have demonstrated a correlation with trends in economic growth.

The Fund is distributed by Quasar Distributors, LLC.  8/02

SCHEDULE OF INVESTMENTS AT JUNE 30, 2002 (UNAUDITED)

  Shares     COMMON STOCKS: 98.37%                                Market Value
  ------     ---------------------                                ------------
             AEROSPACE/DEFENSE:  10.44%
   2,900     General Dynamics Corp.                                $   308,415
   5,600     L-3 Communications Holdings, Inc.*<F2>                    302,400
   4,400     Lockheed Martin Corp.                                     305,800
   2,900     Northrop Grumman Corp.                                    362,500
                                                                   -----------
                                                                     1,279,115
                                                                   -----------

             BIOTECHNOLOGY:  2.09%
   6,100     Amgen, Inc.*<F2>                                          255,468
                                                                   -----------

             BUILDING MATERIALS & SUPPLIES:  1.89%
   6,300     The Home Depot, Inc.                                      231,399
                                                                   -----------

             COMPUTER HARDWARE:  8.53%
  17,000     Dell Computer Corp.*<F2>                                  444,380
  20,860     Intel Corp.                                               381,112
   3,000     International Business Machines Corp.                     216,000
     349     McDATA Corp. - Class A*<F2>                                 3,075
                                                                   -----------
                                                                     1,044,567
                                                                   -----------

             COMPUTER SOFTWARE:  8.65%
  18,000     Autodesk, Inc.                                            238,500
  15,000     Microsoft Corp.*<F2>                                      820,500
                                                                   -----------
                                                                     1,059,000
                                                                   -----------

             CONSUMER DURABLE:  3.35%
   8,000     Harley-Davidson, Inc.                                     410,160
                                                                   -----------

             CONSUMER NON-DURABLES:  5.23%
  20,000     Constellation Brands, Inc. - Class A*<F2>                 640,000
                                                                   -----------

             E-COMMERCE: 4.38%
   8,700     eBay, Inc.*<F2>                                           536,094
                                                                   -----------

             ENERGY:  1.98%
   6,500     Valero Energy Corp.                                       243,230
                                                                   -----------

             FINANCIAL SERVICES:  7.05%
  11,800     American Express Co.                                      428,576
   4,500     Marsh & McLennan Companies, Inc.                          434,700
                                                                   -----------
                                                                       863,276
                                                                   -----------

             FOOD:  2.11%
   9,500     Sysco Corp.                                               258,590
                                                                   -----------

             GENOMICS:  1.55%
  14,150     Human Genome Sciences, Inc.*<F2>                          189,610
                                                                   -----------

             HEALTHCARE SERVICES:  8.52%
   6,500     Cardinal Health, Inc.                                     399,165
   3,000     UnitedHealth Group, Inc.                                  274,650
   5,000     Universal Health Services, Inc. - Class B*<F2>            245,000
   1,600     WellPoint Health Networks, Inc.*<F2>                      124,496
                                                                   -----------
                                                                     1,043,311
                                                                   -----------

             MEDIA:  1.54%
  26,000     XM Satellite Radio Holdings, Inc.*<F2>                    188,500
                                                                   -----------

             MEDICAL DEVICES & TECHNOLOGY:  7.26%
  10,800     Johnson & Johnson                                         564,408
   8,000     Varian Medical Systems, Inc.                              324,400
                                                                   -----------
                                                                       888,808
                                                                   -----------

             PHARMACEUTICALS:  6.38%
   5,300     Eli Lilly and Company                                     298,920
  13,800     Pfizer, Inc.                                              483,000
                                                                   -----------
                                                                       781,920
                                                                   -----------

             RETAIL STORES:  12.95%
   9,600     Best Buy Co., Inc.*<F2>                                   348,480
   9,200     Family Dollar Stores, Inc.                                324,300
   5,000     Wal-Mart Stores, Inc.                                     275,050
  20,800     Williams-Sonoma, Inc.*<F2>                                637,728
                                                                   -----------
                                                                     1,585,558
                                                                   -----------

             SEMICONDUCTORS:  2.02%
   6,500     QLogic Corp.*<F2>                                         247,650
                                                                   -----------

             WIRELESS COMMUNICATIONS:  2.45%
  10,930     QUALCOMM, Inc.*<F2>                                       300,466
                                                                   -----------

             Total Common Stocks (Cost $14,725,890)                 12,046,722
                                                                   -----------

  Shares     SHORT-TERM INVESTMENTS:  1.62%
  ------     ------------------------------

 198,453     Federated Cash Trust Treasury Money
               Market Fund (Cost $198,453)                             198,453
                                                                   -----------

             Total Investments in Securities
               (Cost $14,924,343):  99.99%                          12,245,175
             Other Assets in Excess of
               Liabilities:  0.01%                                         634
                                                                   -----------
             Net Assets:  100.00%                                  $12,245,809
                                                                   -----------
                                                                   -----------

*<F2>  Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2002 (UNAUDITED)

ASSETS
   Investments in securities, at value
     (identified cost $14,924,343)                                 $12,245,175
   Cash                                                                     13
   Receivables
       Securities sold                                                 448,648
       Fund shares sold                                                  3,548
       Dividends                                                         1,242
       Prepaid expenses                                                  9,804
                                                                   -----------
           Total assets                                             12,708,430
                                                                   -----------

LIABILITIES
   Payables
       Securities purchased                                            434,387
       Due to advisor                                                    4,099
       Administration fees                                               2,466
       Distribution fees                                                 2,602
   Accrued expenses                                                     19,067
                                                                   -----------
           Total liabilities                                           462,621
                                                                   -----------

NET ASSETS                                                         $12,245,809
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$12,245,809 / 1,202,487 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]              $10.18
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $24,082,033
   Accumulated net investment loss                                     (57,639)
   Accumulated net realized loss on investments                     (9,099,417)
   Net unrealized depreciation on investments                       (2,679,168)
                                                                   -----------
           Net assets                                              $12,245,809
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
   Income
       Dividends                                                   $    48,562
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                           53,422
       Distribution Fees (Note 4)                                       17,807
       Administration fees (Note 3)                                     14,961
       Professional fees                                                10,719
       Fund accounting fees                                              8,927
       Transfer agent fees                                               5,951
       Registration fees                                                 5,774
       Trustee fees                                                      2,429
       Shareholder Reporting                                             1,736
       Custody fees                                                      1,488
       Miscellaneous                                                       992
       Insurance                                                           865
                                                                   -----------
           Total expenses                                              125,071
           Less: advisory fee waiver (Note 3)                          (18,870)
                                                                   -----------
           Net expenses                                                106,201
                                                                   -----------
               NET INVESTMENT LOSS                                     (57,639)
                                                                   -----------

REALIZED AND UNREALIZED GAIN / (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions                     (2,776,459)
   Net change in unrealized depreciation on investments               (747,266)
                                                                   -----------
       Net realized and unrealized loss on investments              (3,523,725)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(3,581,364)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months
                                                   Ended             Year
                                               June 30, 2002        Ended
                                                (Unaudited)   December 31, 2001
                                                ----------    -----------------
NET DECREASE IN ASSETS FROM:
OPERATIONS
   Net investment loss                         $   (57,639)      $  (159,077)
   Net realized loss from
     security transactions                      (2,776,459)       (6,203,605)
   Net change in unrealized
     (depreciation) / appreciation
     on investments                               (747,266)        1,825,290
                                               -----------       -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS              (3,581,364)       (4,537,392)
                                               -----------       -----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net (decrease) / increase in
     net assets derived from net
     change in outstanding shares (a)<F3>         (179,307)        3,352,491
                                               -----------       -----------
       TOTAL DECREASE IN NET ASSETS             (3,760,671)       (1,184,901)

NET ASSETS
Beginning of period                             16,006,480        17,191,381
                                               -----------       -----------
End of period                                  $12,245,809       $16,006,480
                                               -----------       -----------
                                               -----------       -----------

(a)<F3>  A summary of share transactions is as follows:

                                             Six Months
                                               Ended                          Year
                                           June 30, 2002                     Ended
                                            (Unaudited)                December 31, 2001
                                     -------------------------     -------------------------
                                     Shares    Paid in Capital     Shares    Paid in Capital
                                     ------    ---------------     ------    ---------------
Shares sold                          72,281      $   868,243      382,361      $ 5,320,893
Shares redeemed                     (88,201)      (1,047,550)    (157,601)      (1,968,402)
                                    -------      -----------     --------      -----------
Net (decrease) / increase           (15,920)     $  (179,307)     224,760      $ 3,352,491
                                    -------      -----------     --------      -----------
                                    -------      -----------     --------      -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                  Six Months             Year                Year
                                                    Ended               Ended               Ended
                                                June 30, 2002        December 31,        December 31,
                                                 (Unaudited)             2001                2000
                                                -------------        ------------        ------------
Net asset value,
  beginning of period                               $13.14              $17.30              $20.00
                                                    ------              ------              ------

Income from investment operations:
   Net investment loss                               (0.05)              (0.13)              (0.16)
   Net realized and unrealized
     loss on investments                             (2.91)              (4.03)              (2.54)
                                                    ------              ------              ------
Total from investment operations                     (2.96)              (4.16)              (2.70)
                                                    ------              ------              ------

Net asset value, end of period                      $10.18              $13.14              $17.30
                                                    ------              ------              ------
                                                    ------              ------              ------

Total return                                       (22.53%)+<F5>       (24.05%)            (13.50%)

Ratios/supplemental data:
Net assets,
  end of period (thousands)                        $12,246             $16,006             $17,191
Ratio of expenses
  to average net assets:
   Before expense reimbursement                      1.76%**<F4>         1.82%               1.75%
   After expense reimbursement                       1.50%**<F4>         1.50%               1.49%
Ratio of net investment loss
  to average net assets
   After expense reimbursement                      (0.81%)**<F4>       (1.08%)             (1.12%)
Portfolio turnover rate                             46.82%+<F5>         58.16%              49.39%

**<F4>    Annualized.
 +<F5>    Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2002 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded
        on the ex-dividend date.   The amount of dividends and distributions to
        shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the six months ended June 30, 2002, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2002, the Fund incurred $53,422 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $18,870; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $102,398 at June 30,2002. Cumulative expenses subject to recapture expire as follows:

                Year                Amount
                ----                ------
                2005              $ 35,920
                2006                47,608
                2007                18,870
                                  --------
                                  $102,398
                                  --------
                                  --------

    U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

    Fund asset level                          Fee rate
    ----------------                          --------
    Less than $15 million                     $30,000
    $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
    More than $150 million                    0.05% of average daily net assets

    Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the six months ended June 30, 2002, the Fund paid the Distribution Coordinator $17,807.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

    For the six months ended June 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,567,757 and $6,698,814, respectively.

NOTE 6 - INCOME TAXES

    Net realized losses differ for financial statements and tax purposes due to differing treatments for wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    As of June 30, 2002, the components of net assets on a tax basis were as follows:

    Cost of investments for tax purposes                        $14,983,588
                                                                -----------
                                                                -----------
    Gross tax unrealized appreciation                           $   934,062
    Gross tax unrealized depreciation                            (3,672,475)
                                                                -----------
    Net tax unrealized depreciation                             $(2,738,413)
                                                                -----------
                                                                -----------

                                    ADVISOR
                             Capital Advisors, Inc.
                               320 Boston Street
                             Tulsa, Oklahoma 74103

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202
                                 (866) 205-0523

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                            555 South Flower Street
                         Los Angeles, California 90071

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 90071

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 866-205-0523.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.